SUPPLEMENT DATED FEBRUARY 10, 2016

TO PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND

SUMMARY PROSPECTUSES OF THE FUNDS

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

(collectively, the "Funds")

Prospectus and SAI of the Funds dated April 30, 2015 (as supplemented)

Summary Prospectuses of the Funds dated May 7, 2015 (as supplemented)

(1)	In (i) the Summary for each Fund included in the Prospectus and (ii) the Summary Prospectus for each Fund, the statement under the heading "Principal Investment Strategies" which reads:

"Under normal circumstances, the Fund will maintain an average stated maturity at between eight and twenty-two years."

is hereby deleted and replaced with the following:

"Under normal circumstances, the Fund will maintain an average stated maturity at between five and twenty-five years."

(2)	The last sentence of the legend on the first page of the Summary Prospectus for each Fund is hereby deleted and replaced with the following:

"The Fund's prospectus and statement of additional information, both dated April 30, 2015, as supplemented on October 30, 2015, November 13, 2015 and February 10, 2016 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above."

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The information set forth in the Prospectus, SAI and Summary Prospectuses of the Funds (as supplemented) is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds' Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.